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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                December 23, 1996
                                -----------------


                         Commission file number 0-22580
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                                    JPE, INC.
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of Incorporation)


                           900 Victors Way, Suite 140,
                               Ann Arbor, MI 48108
          (Address of principal executive offices, including zip code)


                                   38-2958730
                       (IRS Employer Identification No.)


                                 (313) 662-2323
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 2     ACQUISITION OR DISPOSITION OF ASSETS

On December 23, 1996 (the "Closing Date"), JPE Canada Inc. (the "Company"), a wholly-owned subsidiary of JPE, Inc. (the "Registrant"), acquired substantially all of the assets used in the business of Pebra Inc. ("Pebra") from Pebra pursuant to an Agreement of Purchase and Sale (such Agreement is filed as an exhibit to this report). Total consideration of $29.9 million consisted of cash. A portion ($912 thousand) of the consideration has been placed in an escrow account pending the audit of the inventory as of the Closing Date. The final purchase price will be increased or decreased based on the changes in the inventory of Pebra from the estimated inventory value used for purposes of calculating the purchase price for closing. Funds used to finance the transaction were provided by the Bank of Nova Scotia pursuant to a Loan Agreement with the Company.

Pebra was a privately-held corporation, primarily engaged in manufacturing plastic injection-molded fascias, rocker panels and body-side moldings for the original equipment automotive and light truck industries. The Company intends to continue to use the purchased assets in conducting substantially the same business. Prior to the acquisition, there were no relationships between Pebra and the Company, any of the Company's affiliates, any director or officer of the Company, or any associates of any of the Company's officers or directors.


ITEM 7     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (A) and (B)   Financial Statements, Pro Forma Financial Information

The Financial Statements and Pro Forma Financial Information of the business acquired as described in Item 2 above and required by this Item are not filed herewith because they are currently unavailable to the Company. The Company intends to file such Financial Statements and Pro Forma Financial Information under cover of Form 8-K/A, as soon as practicable, but not later than March 7, 1997.

           (C)   Exhibits

     2. Agreement of Purchase and Sale dated November 15, 1996 among JPE Canada Inc. and Pebra Inc., and Indices to Schedules and Exhibits to such Agreement.

Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    JPE, INC.


Date:  January 6, 1997              /s/ James J. Fahrner
                                    --------------------
                                    James J. Fahrner
                                    Vice President, Chief Financial Officer
                                      and Treasurer


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                                 EXHIBIT INDEX
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EXHIBIT
NUMBER      DESCRIPTION
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  2         Agreement of Purchase and Sale
            dated November 15, 1996 between
            JPE Canada Inc. and Pebra Inc., and
            Indices to Schedules and Exhibits